UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 26, 2007

J. L. Halsey Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

103 Foulk Road, Suite 205Q
Wilmington, DE		19803
(Address of principal		(Zip code)
executive offices)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On June 26, 2007, the Board of Directors (the “Board”) of J. L. Halsey Corporation (the “Company”) appointed Mr. Luis A. Rivera and Mr. James A. Urry as Class II directors of the Company.  Their appointments increased the number of directors constituting the whole Board from four to five directors.  Mr. Rivera and Mr. Urry will each serve until the Company’s next annual stockholder meeting where stockholders will be asked to reelect both Mr. Rivera and Mr. Urry to full terms.  Mr. Rivera currently serves as the Company’s Chief Executive Officer.

In connection with Mr. Urry’s appointment to the Board, Mr. Urry has waived all retainers and fees for his services as director.  In addition, the Company has agreed to purchase an additional D&O liability insurance policy on behalf of Mr. Urry.  The Company estimates that the additional insurance policy will result in an expense of approximately $15,453 per year in insurance premiums and taxes.

As of their appointments, neither Mr. Rivera nor Mr. Urry is expected to be named to any of the Board’s committees.  There are no other arrangements or understandings between Mr. Rivera and Mr. Urry and any other persons pursuant to which Mr. Rivera and Mr. Urry, respectively, were appointed directors of the Company.  Mr. Rivera and Mr. Urry each have not had a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, involving an amount in excess of $120,000 in which the Company was or is to be a participant.

Item 7.01  Regulation FD Disclosure.

On June 26, 2007, the Company issued a press release announcing the Company’s intention to seek stockholder approval to change its name to Lyris Solutions, Inc. and the appointment of Mr. Rivera and Mr. Urry to the Board.  A copy of the press release is being furnished with this Form 8-K as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release, dated as of June 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. L. HALSEY CORPORATION

By:	/s/ Luis Rivera
Name:	Luis A. Rivera
Title:	Chief Executive Officer

Date:       July 2, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release, dated as of June 26, 2007.